SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: October 10, 2007


                       USA SUPERIOR ENERGY HOLDINGS, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



     NEVADA                  333-117114               30-0220588
-----------------           -------------            ------------
(State or other             (Commission              (IRS Employer
jurisdiction of              File Number)             Identification No.)
incorporation)


               1726 Augusta Drive, Suite 105, Houston, Texas 77057
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 832-251-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Paul Eads has resigned as  Director  effective  February 27, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 10, 2007                       USA SUPERIOR ENERGY HOLDINGS, INC.


                                             By: /s/G. Rowland Carey
                                                 ---------------------------
                                                  G. Rowland Carey, President
                                                  and Chief Executive Office